UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2025

Marblegate Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-56734	92-2142791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenwich Office Park, Suite 400

Greenwich, Connecticut, 06831

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 210-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	MGTE	N/A
N/A	MGTEW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s shares of common stock, par value $0.0001 per share, and warrants each trade over-the-counter on OTCQX® Best Market tier operated on the OTC Markets under the trading symbols “MGTE” and “MGTEW”, respectively.

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by Marblegate Capital Corporation (the “Company”) on April 11, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report). This Amendment No. 1 amends:

(1) Item 9.01(a) in the Original Report to include: (a) (i) the unaudited consolidated financial statements of DePalma Acquisition I LLC (“DePalma I”), DePalma Acquisition II LLC (“DePalma II”), and the Company as of and for the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024, and related notes, (ii) the unaudited condensed financial statements of Marblegate Acquisition Corp. (“MAC”) as of and for the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024, and related notes; (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of DePalma I, DePalma II, MAC, and the Company as of and for the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024;

(2) Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined financial information of the Company as of the three months ended March 31, 2025 and for the year ended December 31, 2024 and related notes; and

(3) Item 9.01(d) in the Original Report to update and replace Exhibit 10.3 to the Original Report, which included certain scrivener’s errors. Accordingly, the Management Services Agreement, which was previously attached as Exhibit 10.3 to the Original Report, is hereby replaced in its entirety by the Management Services Agreement attached hereto as Exhibit 10.3.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of DePalma I as of the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024 are contained in Part I, Item 1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 (the “Quarterly Report”) and are incorporated herein by reference.

The unaudited consolidated financial statements of DePalma II as of the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024 are contained in Part I, Item 1 to the Quarterly Report and are incorporated herein by reference.

The unaudited condensed financial statements of MAC as of the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2024 are contained in Part I, Item 1 to the Quarterly Report and are incorporated herein by reference.

The unaudited consolidated financial statements of the Company as of the fiscal quarter ended March 31, 2025, fiscal year ended December 31, 2024, and for the three months ended March 31, 2025 and 2025 are contained in Part I, Item 1 to the Quarterly Report and are incorporated herein by reference.

DePalma I and DePalma II’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2025 and 2024 are contained in Part I, Item 2 to the Quarterly Report and are incorporated herein by reference.

MAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2025 and 2024 are contained in Part I, Item 2 to the Quarterly Report and are incorporated herein by reference.

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for three months ended March 31, 2025 and 2024, are contained in Part I, Item 2 to the Quarterly Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of the three months ended March 31, 2025 and for the year ended December 31, 2024 and related notes is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2025 and for the year ended December 31, 2024
10.3+

Management Services Agreement, dated as of April 7, 2025, by and between Marblegate Capital Corporation and Marblegate Asset Management, LLC (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q, filed with the SEC on May 15,2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marblegate Capital Corporation

Dated: May 15, 2025	By:	/s/ Andrew Milgram
Andrew Milgram
Chief Executive Officer